                                                                       EXHIBIT 4

                                    FORM OF

                              GATEWAY 2000, INC.

                                      AND

                              [NAME OF TRUSTEE],
                                  AS TRUSTEE

                                   INDENTURE

                         DATED AS OF _______ __, ____

                                DEBT SECURITIES
           AS MAY BE ISSUED FROM TIME TO TIME IN ONE OR MORE SERIES

                               TABLE OF CONTENTS

                                                                                                                 Page
ARTICLE 1    DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.........................................      1
     Section 1.1     Definitions.............................................................................      1
     Section 1.2     Certificates and Opinions...............................................................      8
     Section 1.3     Form of Documents Delivered to Trustee..................................................      9
     Section 1.4     Acts of Holders; Record Dates...........................................................      9
     Section 1.5     Notices, Etc., to Trustee and Company...................................................     11
     Section 1.6     Notice to Holders; Waiver...............................................................     11
     Section 1.7     Conflict with Trust Indenture Act; Incorporation by Reference...........................     12
     Section 1.8     Effect of Headings and Table of Contents................................................     12
     Section 1.9     Successors and Assigns..................................................................     12
     Section 1.10    Separability Clause.....................................................................     12
     Section 1.11    Benefits of Indenture...................................................................     12
     Section 1.12    Governing Law...........................................................................     13
     Section 1.13    Legal Holidays..........................................................................     13
     Section 1.14    No Recourse Against Others..............................................................     13
     Section 1.15    Counterparts............................................................................     13
     Section 1.16    Obligation to Disclose Beneficial Ownership of Securities...............................     13
     Section 1.17    Acceptance of Trust.....................................................................     14
     Section 1.18    Rules by Trustee and Agents.............................................................     14
     Section 1.19    Trustee as Paying Agent.................................................................     14

ARTICLE 2    SECURITY FORMS..................................................................................     14
     Section 2.1     Forms Generally.........................................................................     14
     Section 2.2     Form of Face of Security................................................................     14
     Section 2.3     Form of Reverse of Security.............................................................     17
     Section 2.4     Form of Legend for Global Securities....................................................     21
     Section 2.5     Form of Trustee's Certificate of Authentication.........................................     22

ARTICLE 3    THE SECURITIES..................................................................................     22
     Section 3.1     Amount Unlimited; Issuable in Series....................................................     22
     Section 3.2     Denominations...........................................................................     25
     Section 3.3     Execution, Authentication, Delivery and Dating..........................................     26
     Section 3.4     Temporary Securities....................................................................     27
     Section 3.5     Registration, Registration of Transfer and Exchange.....................................     28
     Section 3.6     Mutilated, Destroyed, Lost and Stolen Securities........................................     31
     Section 3.7     Payment of Interest; Interest Rights Preserved..........................................     32
     Section 3.8     Persons Deemed Owners...................................................................     33
     Section 3.9     Cancellation............................................................................     34
     Section 3.10    Computation of Interest.................................................................     34

     Section 3.11    Wire Transfers..........................................................................     34
     Section 3.12    CUSIP Numbers...........................................................................     35

ARTICLE 4    SATISFACTION AND DISCHARGE......................................................................     35
     Section 4.1     Satisfaction and Discharge of Indenture.................................................     35
     Section 4.2     Application of Trust Money..............................................................     36
     Section 4.3     Repayment to the Company................................................................     37

ARTICLE 5    REMEDIES OF THE TRUSTEE AND HOLDERS IN EVENT OF DEFAULT.........................................     37
     Section 5.1     Events of Default.......................................................................     37
     Section 5.2     Acceleration of Maturity; Rescission and Annulment......................................     39
     Section 5.3     Collection of Indebtedness and Suits for Enforcement by Trustee.........................     40
     Section 5.4     Trustee May File Proofs of Claim........................................................     41
     Section 5.5     Trustee May Enforce Claims Without Possession of Securities.............................     42
     Section 5.6     Application of Money Collected..........................................................     42
     Section 5.7     Limitation on Suits.....................................................................     43
     Section 5.8     Unconditional Right of Holders to Receive Principal, Premium and Interest...............     44
     Section 5.9     Restoration of Rights and Remedies......................................................     44
     Section 5.10    Rights and Remedies Cumulative..........................................................     44
     Section 5.11    Delay or Omission Not Waiver............................................................     45
     Section 5.12    Control by Holders......................................................................     45
     Section 5.13    Waiver of Past Defaults.................................................................     46
     Section 5.14    Undertaking for Costs...................................................................     46
     Section 5.15    Waiver of Stay or Extension Laws........................................................     47

ARTICLE 6    THE TRUSTEE.....................................................................................     47
     Section 6.1     Certain Duties and Responsibilities.....................................................     47
     Section 6.2     Notice of Defaults......................................................................     48
     Section 6.3     Certain Rights of Trustee...............................................................     48
     Section 6.4     Not Responsible for Recitals or Issuance of Securities..................................     49
     Section 6.5     May Hold Securities.....................................................................     50
     Section 6.6     Money Held in Trust.....................................................................     50
     Section 6.7     Compensation and Reimbursement..........................................................     50
     Section 6.8     Disqualification; Conflicting Interests.................................................     51
     Section 6.9     Corporate Trustee Required; Eligibility.................................................     51
     Section 6.10    Resignation and Removal; Appointment of Successor.......................................     51
     Section 6.11    Acceptance of Appointment by Successor..................................................     53
     Section 6.12    Merger, Conversion, Consolidation or Succession to Business.............................     54
     Section 6.13    Preferential Collection of Claims Against Company.......................................     54
     Section 6.14    Appointment of Authenticating Agent.....................................................     55
     Section 6.15    Compliance with Tax Laws................................................................     56

ARTICLE 7    HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY...............................................     57
     Section 7.1     Company to Furnish Trustee Names and Addresses of Holders...............................     57
     Section 7.2     Preservation of Information; Communications to Holders..................................     57
     Section 7.3     Reports by Trustee......................................................................     58
     Section 7.4     Reports by Company......................................................................     58

ARTICLE 8    CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE............................................     58
     Section 8.1     Company May Consolidate, Etc., Only on Certain Terms....................................     58
     Section 8.2     Successor Substituted...................................................................     59

ARTICLE 9    SUPPLEMENTAL INDENTURES.........................................................................     59
     Section 9.1     Supplemental Indentures Without Consent of Holders......................................     59
     Section 9.2     Supplemental Indentures with Consent of Holders.........................................     61
     Section 9.3     Execution of Supplemental Indentures....................................................     62
     Section 9.4     Effect of Supplemental Indentures.......................................................     62
     Section 9.5     Conformity with Trust Indenture Act.....................................................     62
     Section 9.6     Reference in Securities to Supplemental Indentures......................................     62

ARTICLE 10   PARTICULAR COVENANTS OF THE COMPANY.............................................................     63
     Section 10.1    Payment of Principal, Premium and Interest..............................................     63
     Section 10.2    Maintenance of Office or Agency.........................................................     63
     Section 10.3    Money for Securities Payments to Be Held in Trust.......................................     63
     Section 10.4    Statement by Officers as to Default.....................................................     65
     Section 10.5    Existence...............................................................................     65
     Section 10.6    Maintenance of Properties...............................................................     65
     Section 10.7    Payment of Taxes and Other Claims.......................................................     65

ARTICLE 11   REDEMPTION OF SECURITIES........................................................................     66
     Section 11.1    Applicability of Article................................................................     66
     Section 11.2    Election to Redeem; Notice to Trustee...................................................     66
     Section 11.3    Selection by Trustee of Securities to Be Redeemed.......................................     66
     Section 11.4    Notice of Redemption....................................................................     67
     Section 11.5    Deposit of Redemption Price.............................................................     68
     Section 11.6    Securities Payable on Redemption Date...................................................     68
     Section 11.7    Securities Redeemed in Part.............................................................     68
     Section 11.8    Optional Redemption.....................................................................     69

ARTICLE 12   SINKING FUNDS...................................................................................     69
     Section 12.1    Applicability of Article................................................................     69
     Section 12.2    Satisfaction of Sinking Fund Payments with Securities...................................     69
     Section 12.3    Redemption of Securities for Sinking Fund...............................................     70

ARTICLE 13   DEFEASANCE AND COVENANT DEFEASANCE..............................................................     70

     Section 13.1    Company's Option to Effect Defeasance or Covenant Defeasance............................     70
     Section 13.2    Defeasance and Discharge................................................................     70
     Section 13.3    Covenant Defeasance.....................................................................     71
     Section 13.4    Conditions to Defeasance or Covenant Defeasance.........................................     71
     Section 13.5    Deposited Money and U.S. Government Obligations to be Held in Trust;
                     Indemnity for U.S. Government Obligations; Repayment to Company.........................     73
     Section 13.6    Reinstatement...........................................................................     74

ARTICLE 14   REPAYMENT AT OPTION OF SECURITY HOLDERS.........................................................     74
     Section 14.1    Applicability of Article................................................................     74
     Section 14.2    Repayment of Securities.................................................................     74
     Section 14.3    Exercise of Option; Notice..............................................................     74
     Section 14.4    Securities Payable on the Repayment Date................................................     75

Trust Indenture                                                                         Indenture
  Act Section                                                                             Section
---------------                                                                           -------
Section 310
     (a)(1)................................................................................... 6.9
     (a)(2)................................................................................... 6.9
     (a)(3)........................................................................ Not Applicable
     (a)(4)........................................................................ Not Applicable
     (a)(5)................................................................................... 6.9
     (b)................................................................................ 6.8, 6.10
     (c)........................................................................... Not Applicable

Section 311
     (a)..................................................................................... 6.13
     (b)..................................................................................... 6.13
     (c)........................................................................... Not Applicable

Section 312
     (a)................................................................................. 7.1, 7.2(a)
     (b)...................................................................................... 7.2(b)
     (c)...................................................................................... 7.2(c)

Section 313
     (a)...................................................................................... 7.3(a)
     (b)(1)................................................................................... 7.3(a)
     (b)(2)................................................................................... 7.3(a)
     (c)...................................................................................... 7.3(a)
     (d)...................................................................................... 7.3(b)

Section 314
     (a)...................................................................................... 7.4
     (a)(4).................................................................................. 10.4
     (b)........................................................................... Not Applicable
     (c)(1).............................................................................. 1.2, 1.3
     (c)(2).............................................................................. 1.2, 1.3
     (c)(3)........................................................................ Not Applicable
     (d)........................................................................... Not Applicable
     (e)...................................................................................... 1.2
     (f)........................................................................... Not Applicable

Section 315
     (a)................................................................................. 6.1, 6.3(1)
     (b)...................................................................................... 6.2
     (c)...................................................................................... 6.1

     (d)...................................................................................... 6.1
     (e)..................................................................................... 5.14

Section 316
     (a) (last sentence)...................................................................... 1.1
     (a)(1)(A)............................................................................... 5.12
     (a)(1)(B)............................................................................... 5.13
     (a)(2)........................................................................ Not Applicable
     (b)...................................................................................... 5.8
     (c)...................................................................................... 1.4(e)

Section 317
     (a)(1)................................................................................... 5.3
     (a)(2)................................................................................... 5.4
     (b)..................................................................................... 10.3

Section 318
     (a)...................................................................................... 1.7

     This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

     This INDENTURE is dated as of __________ ___, ____, between GATEWAY 2000, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 4545 Towne Centre Court, San Diego, California 92121, and [NAME OF TRUSTEE], [a national banking association duly organized and existing under the laws of the United States], as trustee hereunder (herein called the "Trustee").

                            RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture (as defined herein) to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as hereinafter provided.

     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

     This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder that are required to be a part of this Indenture and, to the extent applicable, shall be governed by such provisions.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH: For and in consideration of the premises and the purchase of the Securities by the Holders (as defined herein) thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                 ARTICLE 1

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.1  Definitions

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in theTrust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America as in effect from time to time, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

          (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

          (5)  "or" is not exclusive; and

          (6) provisions apply to successive events and transactions.

     "Act," when used with respect to any Holder, has the meaning specified in
Section 1.4.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "Board of Directors" means either the board of directors of the Company or any authorized committee of that board.

     "Board Resolution" means a copy of one or more resolutions certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and which is delivered to the Trustee.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and
Friday which is not a day on which banking institutions in the applicable Place of Payment are authorized or obligated by law or executive order to close, except as may otherwise be provided in the form of Securities of any particular series pursuant to the provisions of this Indenture.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman, its Vice Chairman, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and which is delivered to the Trustee.

          "Corporate Trust Office" means the address of the Trustee specified in
Section 1.5 or such other address of which the Trustee may give notice to the Company.

          "Covenant Defeasance" has the meaning specified in Section 13.3.

          "Defaulted Interest" has the meaning specified in Section 3.7.

          "Defeasance" has the meaning specified in Section 13.2.

          "Depository" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depository for such Securities as contemplated by Section 3.1.

          "Event of Default" has the meaning specified in Section 5.1.

          "Equivalent Principal Terms" has the meaning specified in Section
11.2.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Global Security" means a Security that evidences all or part of the Securities of any series and is authenticated and delivered to, and registered in the name of, the Depository for such Securities or a nominee thereof.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of the particular series of Securities established as contemplated by Section 3.1; provided, however, that if at any time more than one Person is acting as Trustee under this Indenture due to the appointment of one or more separate Trustees for any one or more separate series of Securities, "Indenture" shall mean, with respect to such series of Securities for which any such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities for which such Person is Trustee established as contemplated by
Section 3.1, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee, but to which such Person, as such Trustee, was not a party; provided further that in the event that this indenture is supplemented or amended by one or more indentures supplemental hereto which are only applicable to certain series of Securities, the term "Indenture" for a particular series of Securities shall only include the supplemental indentures applicable thereto.

     "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "Judgement Currency" has the meaning specified in Section 5.6.

     "Mandatory sinking fund payment" has the meaning specified in Section 12.1.

     "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of option for repayment or otherwise.

     "Notice of Default" means a written notice of the kind specified in Section 5.1(4).

     "Officers' Certificate" means a certificate signed by the Chairman, any Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and which is delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company (and who may be an employee of the Company), or other counsel reasonably acceptable to the Trustee.

     "Optional sinking fund payment" has the meaning specified in Section 12.1.

     "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

     "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (1) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (3) Securities as to which Defeasance has been effected pursuant to
     Section 13.2; and

          (4) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, (a) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to
Section 5.2, (b) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by Section 3.1 on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (a) above) of such Security, and (c) Securities owned by the Company or any other obligor of the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee=s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company, unincorporated organization, joint stock company, incorporated or unincorporated association or government or any agency or political subdivision thereof or other entity of any kind.

     "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 3.1.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.1.

     "Repayment Date," when used with respect to any Security to be repaid upon exercise of an option for repayment by the Holders, means the date fixed for such repayment by or pursuant to this Indenture.

     "Repayment Price," when used with respect to any Security to be repaid upon exercise of an option for repayment by the Holder, means the price at which it is to be repaid pursuant to this Indenture.

     "Required Currency" has the meaning specified in Section 5.6.

     "Responsible Officer," when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Security" or "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Security or Securities authenticated and delivered under this Indenture.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

     "Special Record Date" for the payment of any Defaulted Interest on any Security means a date fixed by the Trustee pursuant to Section 3.7.

     "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "Subsidiary" means (a) any corporation of which at least a majority of the outstanding voting stock is at the time owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or (b) any other Person (other than a corporation) in which the Company or one or more other Subsidiaries directly or indirectly has at least a majority equity ownership and power to direct the policies, management and affairs thereof. For the purposes of this definition, "voting stock" means stock that ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Successor Company" has the meaning specified in Section 8.1(a).

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed, except as provided in
Section 9.5; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as then amended.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "U.S. Government Obligations" means securities that are (a) direct obligations of, or obligations the principal and interest on which are unconditionally guaranteed by, the United States of America for the payment of which its full faith and credit is pledged or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, and shall also include a certificate, depository receipt or other instruments which evidence a direct ownership interest issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) or trust company subject to federal or state supervision or examination as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a certificate, depository receipt or other such instrument, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

     "Vice President," when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

Section 1.2  Certificates and Opinions

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than those provided for in Section 10.4) shall comply with Section 314(e) of the Trust Indenture Act and shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein related thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.3  Form of Documents Delivered to Trustee

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any certificate or opinion of an officer of the Company or statement or opinion of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of, or representations by, an accountant (who may be an employee of the Company), or firm of accountants unless such officer or counsel, as the case may be, has actual knowledge that the certificate or opinion or representations with respect to the accounting matters upon which such officer's or counsel's certificate, statement or opinion may be based as aforesaid are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.4  Acts of Holders; Record Dates

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership of Securities shall be proved by the Security Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action or Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          (e) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action or Act, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.1) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action. With regard to any record date set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to give or take the relevant action, whether or not such Holders remain Holders after such record date. With regard to any action that may be given or taken hereunder only by Holders of a requisite principal amount of Outstanding Securities of any series (or their duly appointed agents) and for which a record date is set pursuant to this paragraph, the Company may, at its option, set an expiration date after which no such action purported to be given or taken by any Holder shall be effective hereunder unless given or taken on or prior to such expiration date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents). On or prior to any expiration date set pursuant to this paragraph, the Company may, on one or more occasions at its option, extend such date to any later date. Nothing in this paragraph shall prevent any Holder (or any duly appointed agent thereof) from giving or taking, after any expiration date, any action identical to, or, at any time, contrary to or different from, any action given or taken, or purported to have been given or taken, hereunder by a Holder on or prior to such date, in which event the Company may set a record date in respect thereof pursuant to this paragraph. Notwithstanding the foregoing or the Trust Indenture Act, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any action to be given or taken by Holders pursuant to Section 5.1, 5.2 or 5.12.

          (f) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

Section 1.5  Notices, Etc., to Trustee and Company

     Any request, demand, authorization, direction, notice, consent, waiver or other action or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office at __________________________________________________, Attention: Corporate
     Trust Administration, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of the Treasurer, with a copy to the Secretary, of the Company at the address of the Company=s principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company; provided, however, that such notice shall not be deemed to be given until received by the Company.

Section 1.6  Notice to Holders; Waiver

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by

Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 1.7  Conflict with Trust Indenture Act; Incorporation by Reference

     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be a part of and govern this Indenture, the applicable provision of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the applicable provision of the Trust Indenture Act shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Unless the context requires otherwise, wherever this Indenture refers to a provision of the Trust Indenture Act, such provision is incorporated by reference in and made a part of this Indenture.

Section 1.8  Effect of Headings and Table of Contents

     The Article and Section headings herein and the Table of Contents hereof are for convenience only and shall not affect the construction hereof.

Section 1.9  Successors and Assigns

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 1.10  Separability Clause

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.11  Benefits of Indenture

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Authenticating Agent, Paying Agent, Security Registrar and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.12  Governing Law

     THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

Section 1.13  Legal Holidays

     In any case where any Interest Payment Date, Redemption Date, Repayment Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or the Securities (other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Repayment Date or Stated Maturity, as the case may be, with respect to such payment.

Section 1.14  No Recourse Against Others

     An incorporator or any past, present or future director, officer, employee or stockholder, as such, of the Company shall not have any liability whatsoever for any obligations, covenants or agreements of the Company under the Securities or this Indenture or for any claim based on or otherwise in respect of the Securities or the Indenture. By accepting a Security, each Holder waives and releases all such liabilities. The waiver and release is part of the consideration for executing the Indenture and issuing the Securities.

Section 1.15  Counterparts

     This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 1.16  Obligation to Disclose Beneficial Ownership of Securities

     All Securities shall be held and owned upon the express condition that, upon demand of any regulatory agency having jurisdiction over the Company, and pursuant to law or regulation empowering such agency to assert such demand, any Holder shall disclose to such agency the identity of the beneficial owners of all Securities held by such Holder.

Section 1.17  Acceptance of Trust

     ____________________, the Trustee named herein, hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions set forth herein.

Section 1.18  Rules by Trustee and Agents

     The Trustee will make reasonable rules for action by or at a meeting of
Holders.   Each of the Security Registrar and Paying Agent may make reasonable rules and set reasonable requirements for its functions.

Section 1.19  Trustee as Paying Agent

     The Company initially appoints the Trustee as Paying Agent.

                                   ARTICLE 2

                                SECURITY FORMS

Section 2.1  Forms Generally

     The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as conclusively evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities.

     The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 2.2  Form of Face of Security

     [INSERT ANY LEGEND REQUIRED BY THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER.]

                              GATEWAY 2000, INC.

No._____________                                                $_______________

     GATEWAY 2000, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________, or registered assigns, the principal sum of _______________ Dollars on _________________ [IF THE SECURITY IS TO BEAR INTEREST PRIOR TO MATURITY, INSERT--, and to pay interest thereon from _______________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on ______________ and ___________________ in each year, commencing _______________, at the rate of __%
per annum, until the principal hereof is paid or made available for payment [IF APPLICABLE, INSERT--, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of __% per annum on any overdue principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ________ or __________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.]

     [IF THE SECURITY IS NOT TO BEAR INTEREST PRIOR TO MATURITY, INSERT--
The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption, upon repayment or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of __ % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of __% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

          Payment of principal of (and premium, if any) and [IF APPLICABLE, INSERT--any such] interest on this Security will be made at the office or agency of the Trustee maintained for that purpose in ____________, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. In the event the Global Security representing the Securities becomes exchangeable for definitive Securities pursuant to the terms of the Indenture, at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          [IF APPLICABLE, INSERT--So long as all of the Securities of this series are represented by Global Securities, the principal of, premium, if any, and interest, if any, on this Global Security shall be paid in same day funds to the Depository, or to such name or entity as is requested by an authorized representative of the Depository. If at any time the Securities of this series are no longer represented by the Global Securities and are issued in definitive form ("Certificated Securities"), then the principal of, premium, if any, and interest, if any, on each Certificated Security at Maturity shall be paid in same day funds to the Holder upon surrender of such Certificated Security at the Corporate Trust Office of the Trustee, or at such other place or places as may be designated in or pursuant to the Indenture, provided that such Certificated Security is surrendered to the Trustee, acting as Paying Agent, in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Payments of interest with respect to Certificated Securities other than at Maturity may, at the option of the Company, be made by check mailed to the address of the Person entitled thereto as it appears on the Security Register on the relevant Regular or Special Record Date or by wire transfer in same day funds to such account as may have been appropriately designated to the Paying Agent by such Person in writing not later than such relevant Regular or Special Record Date.]

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereof has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                              GATEWAY 2000, INC.


                              By:
                                  ---------------------------------

Attest:

Section 2.3  Form of Reverse of Security

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of ______, ____ (herein called the "Indenture"), between the Company and ________________, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [IF APPLICABLE, INSERT--, limited in aggregate amount to $__________].

     [IF APPLICABLE, INSERT THE RELEVANT PROVISIONS--The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [IF APPLICABLE, INSERT--(1) on _____________ in any year commencing with the year ___________ and ending with the year _________ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after __________, ____ ], as a whole or in part, at the election of the Company, at the Redemption Prices (expressed as percentages of the principal amount) set forth below, together in the case of any such redemption [IF APPLICABLE, INSERT--(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof or on the relevant Special Record Dates, all as provided in the Indenture.]

     [IF APPLICABLE, INSERT--

If Redeemed During the 12-month Period
Beginning                                                     Redemption Price]
--------------------------------------                        -----------------

     [IF APPLICABLE, INSERT THE RELEVANT PROVISIONS--The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on _______________in any year commencing with the year ___________ and ending with the year ______________ through operation of the sinking fund for this series at the Redemption Prices (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after ________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof or on the relevant Special Record Date, all as provided in the Indenture.]

                              IF REDEEMED THROUGH
                         OPERATION OF THE SINKING FUND
                         -----------------------------

If Redeemed on
_______________ of the                              Redemption Price
following years                                     ----------------
----------------------

                          IF REDEEMED OTHERWISE THAN
                     THROUGH OPERATION OF THE SINKING FUND
                     -------------------------------------

If Redeemed During the 12-Month Period
Beginning                                           Redemption Price
---------------------------------------             ----------------

     [IF APPLICABLE, INSERT--The sinking fund for this series provides for the redemption on ________________ in each year beginning with the year ________ and ending with the year _________ of [not less than $___________ ("mandatory sinking fund") and not more than] $_________ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made [in the inverse order in which they become due].]

     [IF THE SECURITY IS TO BE SUBJECT TO REPAYMENT AT THE OPTION OF THE HOLDER, INSERT--To be repaid at the option of the Holder, the Company must receive this Security, with the form of "Option to Elect Repayment" hereon duly completed, at an office or agency of the Company maintained for that purpose in __________________ (or at such other place of which the Company shall from time to time notify the Holder of this Security) not less than ________________ nor more than __________ days prior to the Repayment Date. The exercise of the repayment option by the Holder shall be irrevocable.]

     [IF THE SECURITY IS SUBJECT TO REDEMPTION, INSERT--In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

     [IF THE SECURITY IS NOT AN ORIGINAL ISSUE DISCOUNT SECURITY, INSERT--
If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

     [IF THE SECURITY IS AN ORIGINAL ISSUE DISCOUNT SECURITY, INSERT--If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to--INSERT FORMULA FOR DETERMINING THE AMOUNT. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company=s obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     [IF APPLICABLE, INSERT--Each of the defeasance and covenant defeasance provisions of Article Thirteen of the Indenture shall apply to this Security.]

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations of $__________ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          THIS SECURITY SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          The terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          [IF APPLICABLE INSERT--Form of Option to Elect Repayment.

                           OPTION TO ELECT REPAYMENT

          The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the Repayment Date, to the undersigned, at

         ____________________________________________________________
         ____________________________________________________________
         ____________________________________________________________
         (Printed or Typewritten Name and Address of the Undersigned)

          For this Security to be repaid, the Company must receive this Security, with this "Option to Elect Repayment" form duly completed and executed, at an office or agency of the Company maintained for that purpose in __________, or at such other place of which the Company shall from time to time notify the Holder, no less than _______ days nor more than ________ days prior to [_________, or _______________] [the_____________ or______________
(commencing on _________)].

          If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be $___________, or an integral multiple of $_____________) which the Holder elects to have repaid:
$_____________.

Dated: _______________________


                                         (Signature)


                                          (Name)


          Note: The signature must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement.]

Section 2.4  Form of Legend for Global Securities

          Every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

          This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances. Every Security delivered upon registration of transfer of, or in exchange for, or in lieu of, this Global Security shall be a Global Security subject to the foregoing, except in the limited circumstances described above.

          Unless this certificate is presented by an authorized representative of [The Depository] to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [The Depository Nominee] or in such other name as is requested by an authorized representative of [The Depository] (and any payment is to be made to [The Depository Nominee] or to such other entity as is requested by an authorized representative of [The Depository]), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, [Depository Nominee], has an interest herein.

Section 2.5  Form of Trustee's Certificate of Authentication

          The Trustee's certificates of authentication on all Securities authenticated by the Trustee shall be in substantially the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

                         [NAME OF TRUSTEE],
                         As Trustee


                         By: _______________________
                              Authorized Officer

                                   ARTICLE 3

                                THE SECURITIES

Section 3.1  Amount Unlimited; Issuable in Series

          The aggregate principal amount of Securities which may be issued, executed, authenticated, delivered and Outstanding under this Indenture is unlimited. The Securities may be issued from time to time in one or more series as may be authorized from time to time by the Board of Directors. There shall be established in or pursuant to a Board Resolution and, subject to Section 3.3, set forth, or determined in a manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series any or all of the following:

          (a) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

          (b) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to
Section 3.4, 3.5, 3.6, 9.6, 11.7 or 14.4 and except for any Securities which, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder);

          (c) the price or prices at which the Securities of such series will be offered by the Company (such price or prices to be expressed as a percentage of the principal amount of the Securities of such series);

          (d) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date;

          (e) the date or dates on which the principal of and any premium on the Securities of the series are payable;

          (f) the rate or rates (which may be fixed or variable) at which the Securities of the series shall bear interest, if any, or the method of determining the rate or rates, the date or dates from which such interest shall accrue, the Interest Payment Dates, if any, on which any such interest shall be payable or the method by which the dates will be determined, the Regular Record Date, if any, for any interest payable on any Interest Payment Date, the rate or rates of interest, if any, payable on overdue installments of principal of, or any premium or interest on the Securities of such series, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

          (g) the terms, if any, upon which Securities of the series may be convertible into or exchanged for other securities of the Company and the terms and conditions upon which the conversion or exchange shall be effected, including the initial conversion or exchange price or rate, the conversion or exchange period, whether such conversion or exchange is mandatory, at the option of the Holder or the Company, and any other additional provisions;

          (h) the place or places where the principal of and any premium and interest on Securities of the series shall be payable, if other than the Borough of Manhattan, the City of New York;

          (i) the period or periods within which and the terms and conditions upon which the Securities of the series may be redeemed, in whole or in part, at the option of the Company or otherwise;

          (j) the obligation of the Company, if any, to redeem, purchase or repay the Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof (upon the happening of any event or otherwise) and the period or periods within which, the price or prices at which and the terms and conditions upon which such Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation, and any provisions for the remarketing of such Securities;

          (k) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which the Securities of the series shall be issuable;

          (l) if payment of principal of and any premium and interest on Securities of the series may be payable at the election of the Company or a Holder thereof in currency, currencies or currency units other than the currency of the United States of America, the periods within which and the terms upon which such election may be made;

          (m) any index, formula or other method used to determine the amount of payments of principal of or any premium or interest on the Securities;

          (n) if the principal amount payable at the Stated Maturity of the Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount that will be deemed to be the principal amount as of any date for any purpose, including the principal amount thereof which will be due and payable upon any Maturity other than the Stated Maturity or which will be deemed to be outstanding as of any date (or, in any such case, the manner in which the deemed principal amount is to be determined), and, if necessary, the manner of determining the equivalent thereof in United States currency;

          (o) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holders thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and any premium and interest on Securities of such series shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

          (p) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.2 or provable in bankruptcy;

          (q) the applicability of, and any addition to or change in, the covenants and definitions then set forth in this Indenture or in terms then set forth herein relating to permitted consolidations, mergers or sale of assets;

          (r) any changes or additions to the provisions provided in Article 13 of this Indenture dealing with defeasance, including the addition of additional covenants that may be subject to the Company's covenant defeasance option;

          (s) whether any of the Securities of such series shall be issuable in permanent global form and, if so, the Depository or Depositories for such Global Security or Global Securities and the date of such Global Security or Global Securities (if other than the date of the original issuance of the first Security of such series) and the terms and conditions, if any, other than those set forth in Section 3.5, upon which interests in such Global Security may be exchanged, in whole or in part, for the individual Securities represented thereby in definitive registered form, and the form of any legend or legends to be borne by the Global Security in addition to or in lieu of the legend, if any, referred to in this Indenture;

          (t) the Trustee and any Authenticating Agents, Paying Agents, transfer agents or Security Registrars;

          (u) the terms, if any, of any guarantee of the payment of principal, premium and interest with respect to Securities of the series and any corresponding changes to the provisions of this Indenture as then in effect;

          (v) the terms, if any, of the transfer, mortgage, pledge or assignment as security for the Securities of the series of any properties, assets, moneys, proceeds, securities or other collateral, including whether certain provisions of the Trust Indenture Act are applicable and any corresponding changes to provisions of this Indenture as then in effect;

          (w) any addition to or change in the Events of Default with respect to the Securities of the series and any change in the right of the Trustee or the Holders to declare the principal, premium and interest with respect to the Securities due and payable; and

          (x) any other terms of the Securities of such series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 9.1(g)).

          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 3.3) set forth, or determined in the manner provided in the Officers' Certificate referred to above or in any indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

          If any of the terms of the Securities of any series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

Section 3.2  Denominations

          The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by
Section 3.1. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 3.3  Execution, Authentication, Delivery and Dating

          The Securities shall be executed on behalf of the Company by its Chairman, any Vice Chairman, its President, one of its Vice Presidents, its Treasurer or one of its Assistant Treasurers, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order (which may provide that Securities that are the subject thereof will be authenticated and delivered by the Trustee from time to time upon the telephonic or written order of Persons designated in said Company Order and that such Persons are authorized to determine such terms and conditions of said Securities as are specified in the Company Order) shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating:

               (1) if the form of such Securities has been established by or pursuant to a Board Resolution as permitted by Section 2.1, that such form has been established in conformity with the provisions of this Indenture;

               (2) if the terms of such Securities have been established by or pursuant to a Board Resolution as permitted by Section 3.1, that such terms have been established in conformity with the provisions of this Indenture; and

               (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and to such other matters as counsel may specify.

          If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

          Notwithstanding the provisions of Section 3.1 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.1 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued and contemplate issuance of all Securities of such series.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.9, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 3.4  Temporary Securities

          Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company maintained pursuant to Section
10.2 in a Place of Payment for that series for the purpose of exchanges of Securities of such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

Section 3.5  Registration, Registration of Transfer and Exchange

             (a) The Company shall cause to be kept at the Corporate Trust Office a register for the Securities of each series (the register maintained in such office and in any office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities of such series and of transfers of such Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. The Company may change any Security Registrar without notice to any Holder. The Company or any of its Subsidiaries may act as Security Registrar.

          Subject to Section 3.5(c), upon surrender for registration of transfer of any Security of any series at the office or agency maintained pursuant to
Section 10.2 for such purpose in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

          Subject to Section 3.5(c), at the option of the Holder, Securities of any series may be exchanged for other Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.6, 11.7 or 14.4 not involving any transfer.

          The Company shall not be required to (1) issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 11.3 and ending at the close of business on the day of such mailing or (2) to register the transfer of or exchange any Security of any series, or portion thereof called for redemption, except the unredeemed portion of any Security being redeemed in part.

             (b) In case the Company, pursuant to Article 8 hereof, will be consolidated or merged with or into any other Person or will convey, transfer or lease substantially all of its properties and assets to any Person, and the Successor Company resulting from such consolidation, or surviving such merger, or into which the Company will have been merged, or the Person which will have received a conveyance, transfer or lease as aforesaid, will have executed an indenture supplemental hereto with the Trustee pursuant to Article 8 hereof, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer or lease may, from time to time, at the request of the Successor Company, be exchanged for other Securities executed in the name of the Successor Company with such changes in phraseology and form as may be appropriate, but otherwise in substance and of like tenor as the Securities surrendered for such exchange and of like aggregate principal amount; and the Trustee, upon receipt of an Officers' Certificate from the Successor Company, will authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities will at any time be authenticated and delivered in any new name of a Successor Company pursuant to this Section 3.5(b) in exchange or substitution for or upon registration of transfer of any Securities, such Successor Company, at the option of the Holders but without expense to them, will provide for the exchange of all Securities at the time outstanding for Securities authenticated and delivered in such new name.

             (c) The Company will execute and the Trustee will, in accordance with this Section 3.5(c) for so long as the Securities of any series are to be issued in whole or in part in the form of one or more Global Securities, authenticate and deliver one or more Global Securities that will (i) represent and will be denominated in an amount equal to the aggregate outstanding principal amount of the Securities to be represented by such Global Security or Securities, (ii) be registered in the name of the Depository for such Global Security or Securities or the nominee of such Depository, (iii) be delivered by the Trustee to such Depository or pursuant to such Depository's instructions and
(iv) bear the legends set forth in Section 2.4.

          Each Depository appointed in accordance with Section 3.1 for a Global Security must, at the time of its appointment and at all times while it serves as Depository, be a clearing agency registered under the Exchange Act, and any other applicable statute or regulation.

          Notwithstanding any other provision of this Section 3.5(c), unless and until it is exchanged in whole for Securities in definitive form of any series, a Global Security representing all or a portion of the Securities of any series may not be transferred except as a whole by the Depository to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

          If at any time the Depository is unwilling or unable to continue as Depository or if at any time the Depository will no longer be eligible to act as such under this Section 3.5(c), the Company will appoint a successor Depository. If (i) a successor Depository is not appointed by the Company within 90 days after the Company receives notice from the Depository or otherwise becomes aware of such unwillingness, inability or ineligibility or (ii) an Event of Default has occurred and is continuing, the Company will execute and deliver to the Trustee as promptly as practicable Securities in definitive form, together with an Officers' Certificate relating to the authentication and delivery of such Securities, and the Trustee, as promptly as practicable after the receipt of such Securities and Officers' Certificate, will authenticate and deliver Securities in definitive form in an aggregate principal amount equal to the principal amount of, and containing terms and provisions identical to, the Global Security or Securities in exchange for such Global Security or Securities.

          The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities will no longer be represented by such Global Security or Securities. In such event, the Company will execute and deliver to the Trustee Securities in definitive form, together with an Officers' Certificate relating to the authentication and delivery of Securities in definitive form, and the Trustee, as promptly as practicable after the receipt of such Securities in definitive form and Officers' Certificate, will authenticate and deliver Securities in definitive form in an aggregate principal amount equal to the principal amount of, and containing terms and provisions identical to, the Global Security or Securities in exchange for such Global Security or Securities.

          Upon the exchange of a Global Security in whole or in part for Securities in definitive form, such Global Security will be canceled by the Trustee. Securities in definitive form issued in exchange for a Global Security pursuant to this Section 3.5(c) will be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, will instruct the Trustee in writing. The Trustee will deliver such Securities in definitive form to the Persons in whose names such Securities are so registered or as it may otherwise be directed by the Depository. Upon the exchange of less than the entire principal amount of a Global Security for Securities in definitive form, the Company will also execute, and the Trustee, upon receipt of an Officers' Certificate will also authenticate and deliver, a new Global Security in aggregate principal amount equal to the difference between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities in definitive form issuable upon such exchange.

          In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee will authenticate and deliver Securities in definitive form in authorized denominations.

          If a Security in definitive form is issued in exchange for any portion of a Global Security after the close of business at the office or agency where such exchange occurs on or after any Regular Record Date for an Interest Payment Date and before the opening of business at such office or agency on the next Interest Payment Date, interest will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Security in definitive form, but will be payable on such Interest Payment Date only to the Person to whom interest in respect of such portion of such Global Security is payable in accordance with the provisions of this Indenture.

Section 3.6  Mutilated, Destroyed, Lost and Stolen Securities

          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the destruction, loss or theft of any Security and (b) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 3.7  Payment of Interest; Interest Rights Preserved

          Except as otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          In the case of Securities represented by a Global Security registered in the name of or held by a Depository or its nominee, unless otherwise specified by Section 3.1, payment of principal, premium, if any, and interest, if any, will be made to the Depository or its nominee, as the case may be, as the registered owner or Holder of such Global Security. None of the Company, the Trustee, any Paying Agent, any Authenticating Agent or the Security Registrar for such Securities will have any responsibility or liability for any aspect of the records relating to or payments made on account of a beneficial ownership interest in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

          Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

             (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a "Special Record Date" for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money (except as otherwise specified pursuant to Section 3.1 hereof for Securities of such series) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. If notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor have been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

             (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, if any, and upon such notice as may be required by such exchange, if, after notice is given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee. At the option of the Company, interest on

     Securities of any series that bear interest may be paid by mailing a check to the address of the Person entitled thereto as such address shall appear in the Security Register, except as otherwise provided pursuant to Section 3.1.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 3.8  Persons Deemed Owners

          Subject to Section 3.5(c), prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (except as otherwise specified as contemplated by Section 3.1(d) and subject to Sections 3.5 and 3.7) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          In the case of a Global Security, so long as the Depository for such Global Security, or its nominee, is the registered owner of such Global Security, such Depository or such nominee, as the case may be, will be considered the sole owner or Holder of the Securities represented by such Global Security for all purposes under this Indenture. Except as provided in Section 3.5(c), owners of beneficial interests in a Global Security will not be entitled to have Securities that are represented by such Global Security registered in their names, will not receive or be entitled to receive physical delivery of such Securities in definitive form and will not be considered the owners or Holders thereof under this Indenture.

          Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall (a) prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Depository or (b) impair, as between a Depository and holders of beneficial interests in any Global Security, the operation of customary practices governing the exercise of the rights of the Depository as Holder of such Global Security.

          None of the Company, the Trustee, any Paying Agent, any Authenticating Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interest in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 3.9  Cancellation

          All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary practices, and the Trustee shall from time to time, or upon request by the Company, deliver to the Company certificates of destruction with respect thereto.

Section 3.10  Computation of Interest

          Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 3.11  Wire Transfers

          Notwithstanding any other provision to the contrary in this Indenture, the Company may make any payment of moneys required to be deposited with the Trustee on account of principal of, or any premium or interest on, the Securities (whether pursuant to optional or mandatory redemption payments, interest payments or otherwise) by wire transfer in immediately available funds to an account designated by the Trustee on or before the date and time such moneys are to be paid to the Holders of the Securities in accordance with the terms hereof.

Section 3.12  CUSIP Numbers

          The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                   ARTICLE 4

                          SATISFACTION AND DISCHARGE

Section 4.1  Satisfaction and Discharge of Indenture

          This Indenture shall upon a Company Request cease to be of further effect with respect to any series of Securities (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

          (1)  either:

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and
     (ii) Securities of such series for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

               (B) all such Securities of such series not theretofore delivered to the Trustee for cancellation

                    (i)    have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity within one year and are not repayable at the option of the Holder prior thereto, or

                    (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements reasonably satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company and are not repayable at the option of the Holder prior thereto, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose, lawful money of the United States or U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide lawful money not later than the due dates of principal (and any premium) or interest, or any combination thereof, in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to the Securities of all series to which it is Trustee and if the other conditions thereto are met. In the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

Section 4.2  Application of Trust Money

          Subject to the provisions of the last paragraph of Section 10.3, all money and U.S. Government Obligations deposited with the Trustee pursuant to
Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto as set forth in the Securities Register, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.


Section 4.3  Repayment to the Company

          Upon termination of the trust established pursuant to Section 4.1 hereof, the Trustee and the Paying Agent shall promptly pay to the Company any excess money or U.S. Government Obligations.

                                   ARTICLE 5

                            REMEDIES OF THE TRUSTEE
                        AND HOLDERS IN EVENT OF DEFAULT

Section 5.1  Events of Default

          "Event of Default", wherever used herein with respect to a series of Securities, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), except to the extent such event is specifically deleted or modified as contemplated by Section 3.1 for the Securities of that series:

               (1) failure to pay any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

               (2) failure to pay the principal of (or any premium on) any Security of that series at its Maturity; or

               (3) failure to deposit any sinking fund payment, when and as due by the terms of a Security of that series, and the continuance of such default for a period of 30 days; or

               (4) with respect to a series of Securities, failure to perform, or the breach of, any other covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is specifically dealt with elsewhere in this Section or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than that series or which has been included in this Indenture but not made applicable to the Securities of such series), and continuance of such default or breach for a period of 90 days after written notice thereof shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 33% in principal amount of the Outstanding Securities of that series specifying such failure or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder or, in the case of any such failure or breach which can be cured but which cannot, with reasonable diligence, be cured within such 90-day period, failure of the Company to proceed with reasonable diligence after the receipt of such notice; or

               (5) the entry by a court having jurisdiction in the premises of
          (a) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (b) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its properties, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

               (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its properties, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

               (7) any other Event of Default established as contemplated by
          Section 3.1 with respect to Securities of that series;

          Upon receipt by the Trustee of any Notice of Default pursuant to this
Section 5.1 with respect to Securities of any series, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities of such series entitled to join in such Notice of Default, which record date shall be the close of business on the day the Trustee receives such Notice of Default. Promptly after the establishment of a record date pursuant to the provisions of this Section 5.1, the Trustee shall notify the Company and the Holders of Outstanding Securities of such series of the establishment of such record date. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such Notice of Default, whether or not such Holders remain Holders after such record date; provided that, unless such Notice of Default shall have become effective by virtue of Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such Notice of Default shall automatically and without any action by any Person be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a Notice of Default contrary to or different from, or, after the expiration of such period, identical to, a Notice of Default that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.

Section 5.2  Acceleration of Maturity; Rescission and Annulment

          If an Event of Default with respect to Securities of any series at the time Outstanding (other than an Event of Default with respect to the Company specified in Section 5.1(5) or (6) occurs and is continuing, then in every such case either the Trustee or the Holders of at least 33%
in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable; provided, however, that if an Event of Default shall have occurred and be
--------  -------
continuing with respect to more than one series of Securities, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, may make such declaration of acceleration, and not the Holders of the Securities of any one of such series. If an Event of Default specified in Section 5.1(5) or (6) occurs, such an amount will ipso facto become and be immediately due and payable
                            ---- -----
without any declaration, notice or other act on the part of the Trustee, the Company or any Holder.

          At any time after such a declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree for payment of the money due has been obtained by the Trustee, as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such acceleration and its consequences if:

             (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                 (A) all overdue interest on all Securities of that series,

                 (B) the principal of (and any premium on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities, to the extent that payment of such interest is lawful,

                 (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                 (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

  If an Event of Default shall have occurred and be continuing with respect to more than one series of Securities, the Trustee or the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, may rescind and annul such declaration or declarations of acceleration, and not the Holders of the Securities of any one of such series. No such rescission shall affect any subsequent default or impair any right consequent thereon.

          Upon receipt by the Trustee of any declaration of acceleration, or any rescission and annulment of any such declaration, pursuant to this Section 5.2 with respect to Securities of any series, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities of such series entitled to join in such declaration, or rescission or annulment, as the case may be, which record date shall be the close of business on the day the Trustee receives such declaration, or rescission and annulment, as the case may be. Promptly after the establishment of a record date pursuant to the provisions of this Section 5.2, the Trustee shall notify the Company and the Holders of Outstanding Securities of such series of the establishment of such record date. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such declaration, or rescission and annulment, as the case may be, whether or not such Holders remain Holders after such record date; provided that, unless such declaration, or rescission and annulment, as the case may be, shall have become effective by virtue of Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such declaration or rescission and annulment, as the case may be, shall automatically and without any action by any Person be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a declaration of acceleration, or a rescission and annulment of any such declaration, contrary to or different from, or, after the expiration of such period, identical to, a declaration, or rescission and annulment, as the case may be, that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.

Section 5.3  Collection of Indebtedness and Suits for Enforcement by Trustee

          The Company covenants that if:

               (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

               (2) default is made in the payment of the principal of (or any premium on) any Security at the Maturity thereof, or

               (3) default is made in the payment of any sinking or purchase fund or analogous obligation when the same becomes due by the terms of the Securities of any series, and any such default continues for a period of 30 days or any other period of grace provided with respect to the Securities of such series, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holder of any such Security (or the Holders of any such series in the case of clause (3) above), the whole amount then due and payable on any such Security (or on the Securities of any such series in the case of clause (3) above) for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor by the terms of any such Security (or of Securities of any such series in the case of clause (3) above); and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceedings to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities of such series and collect the money adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

  If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 5.4  Trustee May File Proofs of Claim

          In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 5.5  Trustee May Enforce Claims Without Possession of Securities

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 5.6  Application of Money Collected

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee under Section 6.7;

     SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

     THIRD: The balance, if any, to the Company or any other Person or Persons entitled thereto.

     In any case where Securities are outstanding which are denominated in more than one currency, or in a composite currency and at least one other currency, and the Trustee is directed to make ratable payments under this Section to Holders of Securities, the Trustee shall calculate the amount of such payments as follows: (i) as of the day the Trustee collects an amount under this Article, the Trustee shall, as to each Holder of a Security to whom an amount is due and payable under this Section which is denominated in a foreign currency or a composite currency, determine that amount of U.S. Dollars that would be obtained for the amount owing such Holder, using the rate of exchange at which in accordance with normal banking procedures the Trustee could purchase in the City of New York U.S. Dollars with such amount owing, (ii) calculate the sum of all U.S. Dollar amounts determined under (i) and add thereto any amounts due and payable in U.S. Dollars; and (iii) using the individual amounts determined in
(i) or any individual amounts due and payable in U.S. Dollars, as the case may be, as a numerator and the sum calculated in (ii) as a denominator, calculate as to each Holder of a Security to whom an amount is owed under this Section the fraction of the amount collected under this Article payable to such Holder. Any expenses incurred by the Trustee in actually converting amounts owing Holders of Securities denominated in a currency or composite currency other than that in which any amount is collected under this Article shall be likewise (in accordance with this paragraph) borne ratably by all Holders of Securities to whom amounts are payable under this Section.

     To the fullest extent allowed under applicable law, if for the purpose of obtaining judgment against the Company in any court it is necessary to convert the sum due in respect of the principal of, or any premium or interest on the Securities of any series (the "Required Currency") into a currency in which judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in the City of New York the Required Currency with the Judgment Currency on the New York Business Day preceding that on which final judgment is given. The Company shall not be liable for any shortfall nor shall it benefit from any windfall in payments to Holders of Securities under this Section caused by a change in exchange rates between the time the amount of a judgment against it is calculated as above and the time the Trustee converts the Judgment Currency into the Required Currency to make payments under this Section to Holders of Securities, but payment of such judgment shall discharge all amounts owed by the Company on the claim or claims underlying such judgment.

Section 5.7  Limitation on Suits

     No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 33% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 5.8 Unconditional Right of Holders to Receive Principal, Premium and Interest

     Notwithstanding any other provision of this Indenture, the Holder of any Security of any series shall have the right, which is absolute and unconditional, to receive payment of the principal of, and any premium and (except as specified as contemplated by Section 3.1(d) and subject to Section 3.7) any interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 5.9  Restoration of Rights and Remedies

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 5.10  Rights and Remedies Cumulative

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.11  Delay or Omission Not Waiver

     No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 5.12  Control by Holders

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

     The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, however, that if an Event of Default shall have occurred
             --------  -------
and be continuing with respect to more than one series of Securities, the Holders of a majority or more in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, shall have the right to make such direction, and not the Holders of the Securities of any one of such series; provided, further, however, that
        --------  -------  -------

          (1) such direction shall not be in conflict with any rule of law or with this Indenture,

          (2) the Trustee shall not determine (it being understood that the Trustee shall have no obligation to make such determination) that the action so directed would be unjustly prejudicial to Holders of Securities of that series, or any other series, not taking part in such direction, and

          (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     Upon receipt by the Trustee of any written notice directing the time, method or place of conducting any such proceeding or exercising any such trust or power with respect to Securities of a series all or part of which is represented by a Global Security and if such direction is from Holders of less than a majority in aggregate principal amount of Outstanding Securities of such series, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities of such series entitled to join in such written notice, which record date shall be the close of business on the day the Trustee receives such written notice. Promptly after the establishment of a record date pursuant to the provisions of this Section 5.12, the Trustee shall notify the Company and the Holders of Outstanding Securities of such series of the establishment of such record date. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such written notice, whether or not such Holders remain Holders after such record date; provided that, unless such written notice shall have become effective by virtue of Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such written notice shall automatically and without any action by any Person be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a notice contrary to or different from, or, after the expiration of such period, identical to, a notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.

Section 5.13  Waiver of Past Defaults

     The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

          (1) in the payment of the principal of or any premium or interest on any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article 9 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     If a past default shall have occurred with respect to more than one series of Securities, the Trustee or Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, may waive such past default and its consequence, except as set forth in subparagraphs (1) and (2) of the immediately preceding paragraph, and not the Holders of the Securities of any one of such series.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 5.14  Undertaking for Costs

     In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking and that the provisions of this Section 5.14 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of that series or to any suit instituted by any Holder in each case for the enforcement of the payment of the principal of, or any premium or interest on, any Security on or after the due date for such payment.

Section 5.15  Waiver of Stay or Extension Laws

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 6

                                  THE TRUSTEE

Section 6.1  Certain Duties and Responsibilities

     If an Event of Default has occurred and is continuing, the Trustee will exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in such exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     Except during the continuance of an Event of Default:

          (i) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations will be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which are specifically required to be furnished to the Trustee by any of the provisions hereof, the Trustee will examine the certificates and opinions to determine whether or not, on their face, they appear to conform to the requirements of this Indenture.

     The Trustee may not be relieved from liabilities for its own gross negligent action, its own gross negligent failure to act, or its own willful misconduct, except that:

          (i) this paragraph does not limit the effect of the immediately preceding paragraph;

          (ii) the Trustee will not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and

          (iii) the Trustee will not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.2 or when exercising any other trust or power conferred upon the Trustee under this Indenture.

Whether or not herein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to clauses (i), (ii) and (iii) of this paragraph.

     Notwithstanding the foregoing (but subject to Section 1.7), no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any or its duties hereunder or in the exercise of any of its rights or powers hereunder if it has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     The Trustee shall not be required to give any bond or surety in respect of the exercise of its powers and performance of its duties hereunder.

Section 6.2  Notice of Defaults

     If a default hereunder occurs and is continuing with respect to Securities of any series and if such default is known to the Trustee, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act and in the manner provided in
Section 1.6; provided, however, that in the case of any default of the character
             --------  -------
specified in Section 5.1(4), with respect to Securities of such series, no such notice to Holders shall be given until at least 90 days after the occurrence thereof. However, except in the case of a default in the payment of the principal of or any premium or interest on any Security of such series, or in the payment of any sinking or analogous installment, the Trustee may withhold such notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of such Holders. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 6.3  Certain Rights of Trustee

     Subject to the provisions of Section 6.1:

          (1) in the absence of bad faith on the part of the Trustee, the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers= Certificate;

          (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture (including, without limitation, under Section 5.12), unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, unless requested in writing to do so by the Holders of a majority in aggregate principal amount of Outstanding Securities of a series affected by such matter; and

          (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

Section 6.4  Not Responsible for Recitals or Issuance of Securities

     The recitals contained herein and in the Securities, except the Trustee=s certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, if any, of any series, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder, and that the statements made by it or to be made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Company are true and accurate. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 6.5  May Hold Securities

          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections
6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 6.6  Money Held in Trust

     Subject to the provisions of Section 13.5(c) and the last paragraph of
Section 10.3, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for investment of or interest on any money received by it hereunder except as otherwise agreed with the Company. Except for amounts deposited pursuant to Article 13, so long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time to the Company upon a Company Order.

Section 6.7  Compensation and Reimbursement

     The Company agrees:

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent any such expense, disbursement or advance may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or the performance of its duties hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence, willful misconduct or bad faith.

          As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for payment of principal of (and any premium) or interest, if any, on particular Securities.

          "Trustee," for purposes of this Section 6.7, includes any predecessor Trustee, provided that the negligence, willful misconduct or bad faith of any Trustee shall not affect the rights under this Section 6.7 of any other Trustee.

Section 6.8  Disqualification; Conflicting Interests

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture, and the Company shall take prompt action to have a successor Trustee appointed in the manner provided herein. For purposes of Section 310(b)(1) of the Trust Indenture Act, no Trustee hereunder will be deemed to have a conflicting interest solely by reason of being Trustee in respect of more than one series of Securities.

Section 6.9  Corporate Trustee Required; Eligibility

     There shall at all times be a Trustee hereunder with respect to the Securities of each series, which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, has a combined capital and surplus of at least $50,000,000, and be subject to supervision or examination by Federal or State authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. No obligor upon the Securities of a particular series or Person directly or indirectly controlling, controlled by or under common control with such obligor shall serve as Trustee upon the Securities of such series.

Section 6.10  Resignation and Removal; Appointment of Successor

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

          (d)  If at any time:

               (A) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

               (B) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

               (C) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities or the Securities of such series, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee or Trustees with respect to the Securities of such series.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within six months after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to Securities of any series and each appointment of a successor

     Trustee with respect to Securities of any series to all Holders of Securities of such series in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 6.11  Acceptance of Appointment by Successor

          (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 6.12  Merger, Conversion, Consolidation or Succession to Business

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In the event any Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

Section 6.13  Preferential Collection of Claims Against Company

     The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to
Section 311(a) of the Trust Indenture Act to the extent indicated therein.

Section 6.14  Appointment of Authenticating Agent

     The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

     Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent. In case any Securities shall have been authenticated, but not delivered, by the Authenticating Agent then in office, any successor by merger, conversion or consolidation to such Authenticating Agent may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Authenticating Agent had itself authenticated such Securities. In the event any Securities shall not have been authenticated by such predecessor Authenticating Agent, any such successor Authenticating Agent may authenticate and deliver such Securities, in either its own name or that of its predecessor Authenticating Agent, with the full force and effect which this Indenture provides for the certificate of authentication of the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

                         [NAME OF TRUSTEE],
                         As Trustee


                         By:_______________________________
                              As Authenticating Agent

                         By:_______________________________
                              Authorized Officer


Section 6.15  Compliance with Tax Laws

     The Trustee hereby agrees to comply with all U.S. Federal income tax information reporting and withholding requirements applicable to it with respect to payments of premium (if any) and interest on the Securities of any series, whether acting as Trustee, Security Registrar, Paying Agent or otherwise with respect to the Securities of any series.

                                   ARTICLE 7

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.1  Company to Furnish Trustee Names and Addresses of Holders

     The Company will furnish or cause to be furnished to the Trustee:

          (1) semi-annually, not later than 15 days after the Regular Record Date for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities as of such Regular Record Date (unless the Trustee has such information), or if there is no Regular Record Date for interest for such series of Securities, semi-annually, upon such dates as are set forth in the Board Resolution or indenture supplemental hereto authorizing such series, and

          (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, however, that so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

Section 7.2  Preservation of Information; Communications to Holders

             (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities (i) contained in the most recent list furnished to the Trustee for each series as provided in Section 7.1 and (ii) received by the Trustee for each series in the capacity as Security Registrar if the Trustee is acting in such capacity. The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

             (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act and any other applicable laws.

             (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act. The Company, the Trustee, the Securities Registrar and all other Persons will have the protection of Section 312(c) of the Trust Indenture Act.

Section 7.3  Reports by Trustee

             (a) The Trustee shall transmit to Holders of Securities, as their names and addresses appear in the Security Register, such reports, if any, concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. Any such reports required pursuant to Section 313(a) of the Trust Indenture Act shall be transmitted on or about ______, ____ and on or about each ______ thereafter and shall be dated not more than 60 days before such ________. The Trustee also will comply with the Trust Indenture Act Sections 313(b), 313(c) and 313(d).

             (b) A copy of such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the

Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

Section 7.4  Reports by Company

     The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, if any, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                   ARTICLE 8

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 8.1  Company May Consolidate, Etc., Only on Certain Terms

     The Company shall not consolidate with or merge with or into any Person, or convey, transfer or lease all or substantially all of its assets, or permit any Person to consolidate with or merge into the Company, unless the following conditions have been satisfied:

          (a) either (1) the Company shall be the continuing Person in the case of a merger or (2) the resulting, surviving or transferee Person, if other than the Company (the "Successor Company"), shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume all the obligations of the Company under the Securities and the Indenture;

          (b) immediately after giving effect to the transaction, no default, Event of Default or event that, after notice or lapse of time, would become an Event of Default under this Indenture would occur or be continuing; and

          (c) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the consolidation, merger, transfer or lease complies with this Indenture.

Section 8.2  Successor Substituted

     Upon any consolidation by the Company with, or merger by the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company as an entirety or substantially as an entirety as described in Section 8.1, the Successor Company resulting from such consolidation or into which the Company is merged or the transferee or lessee to which such conveyance, transfer or lease is made, will succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture, and thereafter, except in the case of a lease, the predecessor (if still in existence) will be released from its obligations and covenants under this Indenture and all Securities.

                                   ARTICLE 9

                            SUPPLEMENTAL INDENTURES

Section 9.1  Supplemental Indentures Without Consent of Holders

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

             (a) to evidence the succession of another Person to the Company pursuant to the provisions of this Indenture relating to consolidations, mergers, conveyances, transfers or leases of properties or assets and the assumption by the Successor Company (or other Person) of the covenants, agreements and obligations of the Company under this Indenture and in the Securities;

             (b) to surrender any right or power conferred upon the Company by this Indenture, to add to the covenants of the Company such further covenants, restrictions, conditions or provisions for the protection of the Holders of all or any series of Securities as the Board of Directors of the Company shall consider to be for the protection of the Holders of the Securities, and to make the occurrence, or the occurrence and continuance of a default in any of the additional covenants, restrictions, conditions or provisions a default or an Event of Default under this Indenture (provided, however, that with respect to any such additional covenant, restriction, condition or provision, the supplemental indenture may provide for a period of grace after default, which may be shorter or longer than that allowed in the case of other defaults, may provide for an immediate enforcement upon the default, may limit the remedies available to the Trustee upon the default, or may limit the right of Holders of a majority in aggregate principal amount of any or all series of Securities to waive the default);

             (c) to cure any ambiguity or omission or to correct or supplement any provision contained in this Indenture, in any supplemental indenture or in any Securities that may be defective or inconsistent with any other provision contained therein, to convey, transfer, assign, mortgage or pledge any property to or with the Trustee, or to make such other provisions in regard to matters or questions arising under this Indenture, in each case as shall not adversely affect the interests of any Holders of Securities of any series in any material respect;

             (d) to modify or amend this Indenture in such a manner as to permit the qualification of this Indenture or any supplemental indenture under the Trust Indenture Act as then in effect;

             (e) to add guarantees with respect to any or all of the Securities or to secure any or all of the Securities;

             (f) to make any change that does not adversely affect the rights of any Holder;

             (g) to add to, change or eliminate any of the provisions of this Indenture with respect to one or more series of Securities, so long as any such addition, change or elimination not otherwise permitted hereunder shall (1) not apply to any Security (x) which is Outstanding at the time of such addition, change or elimination and (y) of any series created prior to the execution of the supplemental indenture which is entitled to the benefit of the provisions of this Indenture, or (2) become effective only when there is no such Security outstanding;

             (h) to evidence and provide for the acceptance of appointment by a successor or separate Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of this Indenture by more than one Trustee;

             (i) to establish the form or terms of Securities of any series; and

             (j) to provide for uncertificated Securities in addition to or in place of certificated Securities (provided that the uncertificated Securities are issued in registered form for purposes of Section 163(f) of the Internal Revenue Code or in a manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of such Code).

Section 9.2  Supplemental Indentures with Consent of Holders

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture (all such series considered as one class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall without the consent of the Holder of each Outstanding Security affected thereby,

             (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date, as the case may be), or

             (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

             (3) modify any of the provisions of this Section or Section 5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.1(h).

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 9.3  Execution of Supplemental Indentures

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 9.4  Effect of Supplemental Indentures

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 9.5  Conformity with Trust Indenture Act

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 9.6  Reference in Securities to Supplemental Indentures

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                  ARTICLE 10

                      PARTICULAR COVENANTS OF THE COMPANY

Section 10.1  Payment of Principal, Premium and Interest

     The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

Section 10.2  Maintenance of Office or Agency

     The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 10.3  Money for Securities Payments to Be Held in Trust

     If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     In the event the Company is not acting as Paying Agent with respect to any series of Securities, the Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent will agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of, and any premium or interest on, Securities of such series in trust for the benefit of the Holders of such series of Securities and the Trustee entitled thereto until such sums will be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default or Event of Default by the Company in the making of any payment of principal, any premium or interest;

          (3) at any time during the continuance of any such default or Event of Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

          (4) acknowledge, accept and agree to comply in all aspects with the provisions of this Indenture relating to the duties, rights and liabilities of such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Except as provided in the Securities of any series, any monies deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for one year after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request (including interest income on such funds, if any), or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

Section 10.4  Statement by Officers as to Default

     The Company will deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating whether or not the signers know of any default or Event of Default that occurred during such period. If they do know of a default or an Event of Default, the Officers' Certificate will describe the default or Event of Default and the action the Company is taking or proposes to take with respect thereto.

     The Company will give prompt written notice to the Trustee of the occurrence of any default or Event of Default.

Section 10.5  Existence

     Subject to the provisions of Article 8 hereof, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) and material franchises; provided, however, that the Company shall not be required to
            --------  -------
preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 10.6  Maintenance of Properties

     The Company will cause all material properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as (and to the extent) in the judgment of the Company may be necessary or appropriate in connection with its business; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

Section 10.7  Payment of Taxes and Other Claims

     The Company will pay or discharge or cause to be paid or discharged, within 30 days after the Company shall have received notice that the same has become delinquent (1) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a material lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings; provided, further, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim unless the failure to pay or discharge such tax, assessment, charge or claim would, individually or in the aggregate with all such failures, have a material adverse effect on the Company and its Subsidiaries taken as a whole.


                                  ARTICLE 11

                           REDEMPTION OF SECURITIES

Section 11.1  Applicability of Article

     Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

Section 11.2  Election to Redeem; Notice to Trustee

     The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series of the same tenor, the Company shall, at least 30 days (20 days in the case of redemption of all Securities of any series or of any series with the same (i) Stated Maturity, (ii) period or periods within which, price or prices at which and terms and conditions upon which such Securities may or shall be redeemed or purchased, in whole or in part, at the option of the Company or pursuant to any sinking fund or analogous provision or repayable at the option of the Holder and (iii) rate or rates at which the Securities bear interest, if any, or formula pursuant to which such rate or rates accrue (collectively, the "Equivalent Principal Terms")) prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

Section 11.3  Selection by Trustee of Securities to Be Redeemed

     If less than all the Securities with Equivalent Principal Terms of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not less than 20 nor more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series with Equivalent Principal Terms or any integral multiple thereof) of the principal amount of Securities of such series with Equivalent Principal Terms of a denomination larger than the minimum authorized denomination for Securities of that series. Unless otherwise provided in the terms of a particular series of

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

Securities, the portions of the principal of Securities so selected for partial redemption shall be equal to the minimum authorized denomination of the Securities of such series, or an integral multiple thereof, and the principal amount which remains outstanding shall not be less than the minimum authorized denomination for Securities of such series.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 11.4  Notice of Redemption

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 15 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to each Holder of Securities to be redeemed, at his address appearing in the Security Register just prior to the time the notice of redemption is to be sent.

     Any notice that is mailed to the Holder of any Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

     All notices of redemption shall state:

          (1)  the Redemption Date,

          (2) the Redemption Price and the amount of accrued interest, if any, to be paid,

          (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

          (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder of such Security will receive, without charge, a new Security or Securities of the same series and of like tenor, of authorized denominations as requested by such Holder, for the aggregate principal amount thereof remaining unredeemed,

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

          (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

          (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

          (7)  that the redemption is for a sinking fund, if such is the case.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

Section 11.5  Deposit of Redemption Price

     On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

Section 11.6  Securities Payable on Redemption Date

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 3.1, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular or Special Record Dates according to their terms and the provisions of Section 3.7.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 11.7  Securities Redeemed in Part

     Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed

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

by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

Section 11.8  Optional Redemption

     The Company may redeem all or any portion of the Outstanding Securities of any series at any time and from time to time that are redeemable before their Stated Maturity except as otherwise specified as contemplated by Section 3.1 for Securities of such series at the redemption prices together in each case, with accrued interest, if any, to the date fixed for redemption, determined pursuant to Section 3.1 hereof.


                                  ARTICLE 12

                                 SINKING FUNDS

Section 12.1  Applicability of Article

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a Amandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an Aoptional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 12.2  Satisfaction of Sinking Fund Payments with Securities

     The Company may at its option (a) deliver Outstanding Securities of a series (other than any previously called for redemption) and/or (b) apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such Series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through

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

operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 12.3  Redemption of Securities for Sinking Fund

     Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering the crediting Securities of that series pursuant to Section 12.2 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.6 and 11.7.


                                  ARTICLE 13

                      DEFEASANCE AND COVENANT DEFEASANCE

Section 13.1  Company's Option to Effect Defeasance or Covenant Defeasance

     Section 13.2 and/or Section 13.3 shall apply to the Outstanding Securities of any series to the extent specified as contemplated by Section 3.1 for Securities of such series.

Section 13.2  Defeasance and Discharge

     The Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series as provided in this Section on and after the date the conditions set forth in Section 13.4 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all of its other obligations under the Securities of such series and this Indenture insofar as the Securities of such series are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until all the Securities of such series have been paid in full: (a) the rights of Holders of Securities of such series to receive, solely from the trust fund described in
Section 13.4 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities of such series when payments are due, and (b) the Company's obligations with respect to the Securities of such series under Sections 3.4, 3.5, 3.6, 10.2 and 10.3. Thereafter, the Company's obligations set forth in Sections 6.7 and 13.5 shall survive.

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

     Subject to compliance with this Article 13, the Company may defease the Outstanding Securities of any series pursuant to this Section 13.2 notwithstanding the prior Defeasance of the Outstanding Securities of such series pursuant to Section 13.3. If the Company exercises its Defeasance option, payment of the Securities of the defeased series may not be accelerated because of an Event of Default.

Section 13.3  Covenant Defeasance

     The Company shall be released from its obligations under Article 8 and Sections 7.4, 10.5 through 10.7, inclusive, and any other covenants to the extent contemplated by Section 3.1 for Securities of such series, and the occurrence of any event specified in Section 5.1(4) and any other Section to the extent contemplated by Section 3.1 for Securities of such series (with respect to any of Article 8 or Sections 7.4, 10.5 through 10.7, inclusive, and any other covenants to the extent contemplated by Section 3.1 for Securities of such series), and Section 5.1(4) (and any other Section to the extent contemplated by
Section 3.1 for Securities of such series), shall be deemed not to be or result in an Event of Default, in each case with respect to Outstanding Securities of any series as provided in this Section on and after the date the conditions set forth in Section 13.4 are satisfied (hereinafter called "Covenant Defeasance"), and such Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent, declaration or act of Holders (and the consequences thereof) in connection with such Articles and Sections, but shall continue to be "Outstanding" for all other purposes hereunder. For this purpose, such Covenant Defeasance means that, with respect to such Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Article or Section, whether directly or indirectly by reason of any reference elsewhere herein to any such Article or Section or by reason of any reference in any such Article or Section to any other provision herein or in any other document and such omission to comply shall not constitute a default or Event of Default under
Section 5.1(4) (or any other Section to the extent contemplated by Section 3.1 for Securities of such series), or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and the Securities of such series shall be unaffected thereby.

Section 13.4  Conditions to Defeasance or Covenant Defeasance

     The following shall be the conditions to Defeasance pursuant to Section
13.2 or Covenant Defeasance pursuant to Section 13.3 of the Outstanding Securities of any series:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee that satisfies the requirements contemplated by Section 6.9 and agrees to comply with the provisions of this Article 13 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Outstanding Securities of such series, (A) money in an amount, or (B) U.S. Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment,

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

     money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, (1) the principal of, and any premium and interest on, the Securities of such series on the respective Stated Maturities (or Redemption Date, if applicable) of such principal, premium or installment of interest and (2) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and such Securities; provided that the Trustee shall have been irrevocably instructed by the Company to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to such Securities. Before such a deposit, the Company may give to the Trustee, in accordance with Section 11.2 hereof, a notice of its election to redeem all or any portion of such Outstanding Securities at a future date in accordance with the terms of the Securities of such series and
     Article 11 hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

          (2) In the case of Defeasance under Section 13.2, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date first set forth hereinabove, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to the Securities of such series and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

          (3) In the case of Covenant Defeasance under Section 13.3, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to the Securities of such series and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

          (4) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that the Securities of such series, if then listed on any securities exchange, will not be delisted as a result of such deposit.

          (5) No Event of Default or event that (after notice or lapse of time or both) would become an Event of Default shall have occurred and be continuing at the time of such deposit or, with regard to any Event of Default or any such event specified in Sections 5.1(5) and (6), at any time on or prior to the 90th day after the date of such

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

     deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

          (6) Such Defeasance or Covenant Defeasance (including the deposit pursuant to such Defeasance or Covenant Defeasance) shall not result in a breach or violation of, or constitute a default under, the Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

          (7) The Company shall have delivered to the Trustee an Officers= Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

          (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be qualified under such Act or exempt from regulation thereunder.

Section 13.5 Deposited Money and U.S. Government Obligations to be Held in Trust; Indemnity for U.S. Government Obligations; Repayment to Company

          (a) Subject to the provisions of the last paragraph of Section 10.3, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 13.6, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 13.4 in respect of the Securities of any series shall be held in trust and applied by the Trustee, in accordance with the provisions of the Outstanding Securities of such series and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of Securities of such series, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

          (b) The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 13.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge that by law is for the account of the Holders of Outstanding Securities.

          (c) Anything in this Article 13 to the contrary notwithstanding, the Trustee and any Paying Agent shall promptly deliver or pay to the Company upon Company Request any money or U.S. Government Obligations held by them as provided in Section 13.4 with respect to Securities of any series that, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of

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

the amount thereof that would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance with respect to the Securities of such series.

Section 13.6  Reinstatement

     If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article 13 with respect to the Securities of any series by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article 13 with respect to Securities of such series until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 13.5 with respect to Securities of such series in accordance with this Article 13; provided, however, that if the Company makes any payment of principal of or any premium or interest on any Security of such series following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of Securities of such series to receive such payment from the money so held in trust.


                                  ARTICLE 14

                    REPAYMENT AT OPTION OF SECURITY HOLDERS

Section 14.1  Applicability of Article

     Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with their terms and (except as otherwise contemplated by Section 3.1 for Securities of such series) in accordance with this Article.

Section 14.2  Repayment of Securities

     Each Security which is subject to repayment in whole or in part at the option of the Holder thereof on a Repayment Date shall be repaid at the applicable Repayment Price together with interest accrued to such Repayment Date as specified pursuant to Section 3.1.

Section 14.3  Exercise of Option; Notice

     Each Holder desiring to exercise his option for repayment shall, as conditions to such repayment, surrender the Security to be repaid together with all coupons, if any, appertaining thereto maturing after the Repayment Date and with written notice of the exercise of such option at any office or agency of the Company in a Place of Payment, not less than 15 nor more than 30 days prior to the Repayment Date. Such notice, which shall be irrevocable, shall identify the Security to be repaid and shall specify the principal amount of such Security to be repaid, which shall be not less than the minimum authorized denomination for such Security or an integral multiple thereof and, in the case of a partial repayment of the Security, the denomination or

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

denominations of the Security or Securities with Equivalent Principal Terms to be issued to the Holder for the portion of the principal of the Security surrendered which is not to be repaid.

     Any Security which is to be repaid only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities with Equivalent Principal Terms, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the repayment of Securities shall relate, in the case of any Security repaid or to be repaid only in part, to the portion of the principal of such Security which has been or is to be repaid.

Section 14.4  Securities Payable on the Repayment Date

     Notice of exercise of the option of repayment having been given and the Securities so to be repaid having been surrendered as aforesaid, such Securities shall, on the Repayment Date, become due and payable at the Repayment Price therein specified and from and after such date (unless the Company shall default in the payment of Repayment Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for repayment in accordance with Section 14.3, such Security shall be paid by the Company at the Repayment Price, together with accrued interest to the Repayment Date; provided, however, that, installments of interest on Securities whose Stated Maturity is on or prior to the Repayment Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

     If any Security duly surrendered for repayment shall not be so paid, the principal and any premium shall, until paid, bear interest from the Repayment Date at the rate prescribed therefor in the Security.

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

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                 GATEWAY 2000, INC.

                                 By:_________________________________

                                 Name:_______________________________

                                 Title:______________________________


                                 [NAME OF TRUSTEE]

                                 By:_________________________________

                                 Name:_______________________________

                                 Title:______________________________

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